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                                                                   EXHIBIT 99.11

                  CONSENT OF PERSON ABOUT TO BECOME A DIRECTOR

I, R. Gerald Turner, hereby consent to the use in the Registration Statement on Form S-4 of Chancellor Media Corporation, a Delaware corporation ("Chancellor Media"), to which this Consent is filed as an exhibit, of my name as a person about to become a Director of Chancellor Media.

                                         /s/ R. GERALD TURNER
                                        --------------------------
                                        R. Gerald Turner


June 8, 1999